Exhibit 99.2

# VEREIT®

## Quarterly Supplemental Information

amazon
Walgreens
PHOTO
PHARMACY

Third Quarter 2018

VER
LISTED
NYSE

A real estate operating company which owns single-tenant commercial properties.

Disciplined. Transparent. Consistent.

www.VEREIT.com

Q3 2018 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
September 30, 2018

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 2

Q3 2018 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2018, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company," "VEREIT," "us," "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2018, June 30, 2018, March 31, 2018, and September 30, 2017.

Prior to the fourth quarter of 2017, the Company operated through two business segments, the real estate investment segment and the investment management segment, Cole Capital. On February 1, 2018, the Company completed the sale of Cole Capital. Substantially all of the Cole Capital segment is presented as discontinued operations and the Company's remaining financial results are reported as a single segment for all periods presented. The Company's continuing operations represent primarily those of the real estate investment segment.

Forward-Looking Statements
Information set forth herein contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and plans, VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” "may," "will," "should," "could," "continues," variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in or implied by the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; VEREIT’s ability to meet its updated 2018 guidance; VEREIT’s ability to renew leases, lease vacant space or re-lease space as leases expire on favorable terms or at all; risks associated with tenant, geographic and industry concentrations with respect to VEREIT's properties; the impact of impairment charges in respect of certain of VEREIT's properties, goodwill and intangible assets and other assets; unexpected costs or unexpected liabilities that may arise from potential dispositions, including related to tenant-in-common and Delaware statutory trust real estate programs and VEREIT’s management with respect to such programs; competition in the acquisition and disposition of properties and in the leasing of its properties; the inability to acquire, dispose of, or lease properties on advantageous terms; risks associated with bankruptcies or insolvencies of tenants, from tenant defaults generally or from the unpredictability of the business plans and financial condition of VEREIT's tenants; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation, including the expense of such investigations and litigation and any potential payments upon resolution; risks associated with VEREIT’s substantial indebtedness, including that it may affect its ability to pay dividends and the terms and restrictions within the agreements governing its indebtedness may restrict its borrowing and operating flexibility; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the SEC), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 3

Q3 2018 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full-service real estate operating company which owns and manages one of the largest portfolios of single-tenant commercial properties in the U.S. VEREIT's business model provides equity capital to creditworthy corporations in return for long-term leases on their properties. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At September 30, 2018, approximately 42.7% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy Rate was 99.1% and the Weighted Average Remaining Lease Term was 8.9 years.

Tenants, Trademarks and Logos
VEREIT is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2018 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	David B. Henry, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	Mary Hogan Preusse, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Richard J. Lieb, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Mark S. Ordan, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Eugene A. Pinover, Independent Director

Julie G. Richardson, Independent Director

Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 5

Q3 2018 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

The following table summarizes the Company's quarterly financial results and portfolio metrics. Data presented includes both continuing operations, which primarily represent the Company's real estate operations, and discontinued operations, which represent substantially all of Cole Capital, except as otherwise indicated.

	Three Months Ended
Financial Results	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Revenue (1)	$313,866	$315,664	$315,074	$316,599	$306,543
(Loss) income from continuing operations	$(73,942)	$(74,691)	$29,036	$(2,479)	$12,489
Income (loss) from discontinued operations	—	224	3,501	(30,613)	4,005
Net (loss) income (2)	$(73,942)	$(74,467)	$32,537	$(33,092)	$16,494
Basic and diluted (loss) income from continuing operations per share attributable to common stockholders and limited partners	$(0.09)	$(0.09)	$0.01	$(0.02)	$(0.01)
Basic and diluted income (loss) from discontinued operations per share attributable to common stockholders and limited partners	—	0.00	0.00	(0.03)	0.00
Basic and diluted net (loss) income per share attributable to common stockholders and limited partners (2)	$(0.09)	$(0.09)	$0.01	$(0.05)	$(0.00)
Normalized EBITDA from continuing operations	$261,084	$259,387	$262,362	$258,578	$257,996
Normalized EBITDA from discontinued operations	—	—	2,761	9,132	9,123
Normalized EBITDA	$261,084	$259,387	$265,123	$267,710	$267,119
FFO attributable to common stockholders and limited partners from continuing operations (2)	$38,055	$77,019	$164,691	$164,500	$173,708
FFO attributable to common stockholders and limited partners from discontinued operations	—	224	3,501	(30,613)	4,005
FFO attributable to common stockholders and limited partners	$38,055	$77,243	$168,192	$133,887	$177,713
FFO attributable to common stockholders and limited partners from continuing operations per diluted share (2)	$0.038	$0.078	$0.165	$0.165	$0.174
FFO attributable to common stockholders and limited partners from discontinued operations per diluted share	—	0.000	0.004	(0.031)	0.004
FFO attributable to common stockholders and limited partners per diluted share	$0.038	$0.078	$0.169	$0.134	$0.178
AFFO attributable to common stockholders and limited partners from continuing operations	$178,529	$178,794	$180,854	$175,807	$174,774
AFFO attributable to common stockholders and limited partners from discontinued operations	—	—	3,202	3,913	16,086
AFFO attributable to common stockholders and limited partners	$178,529	$178,794	$184,056	$179,720	$190,860
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share	$0.180	$0.180	$0.182	$0.176	$0.175
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share	—	—	0.003	0.004	0.016
AFFO attributable to common stockholders and limited partners per diluted share	$0.180	$0.180	$0.185	$0.180	$0.191
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$0.1375	$0.1375
Weighted-average shares outstanding - diluted	991,924,017	992,100,138	996,773,442	998,513,154	998,425,771

Portfolio Metrics
Operating Properties	4,021	4,033	4,063	4,091	4,093
Rentable Square Feet (in thousands)	93,856	94,592	94,666	94,418	92,228
Economic Occupancy Rate	99.1%	98.8%	98.7%	98.8%	99.0%
Weighted Average Remaining Lease Term (years)	8.9	9.1	9.3	9.5	9.5
Investment-Grade Tenants (3)	42.7%	42.7%	42.9%	39.6%	40.1%

(1)
Represents revenue from continuing operations as presented on the statement of operations in accordance with GAAP. There was no revenue from discontinued operations for the three months ended September 30, 2018 and June 30, 2018. Revenue from discontinued operations was $7.8 million, $25.0 million, and $27.0 million, for the three months ended March 31, 2018, December 31, 2017, and September 30, 2017, respectively.

(2)
During the three months ended September 30, 2018, the Company accrued $127.5 million of litigation settlement costs, which was paid subsequent to September 30, 2018. During the three months ended June 30, 2018, the Company expensed and paid a litigation settlement of $90.0 million.

(3)	The weighted-average credit rating of our investment-grade tenants was BBB+ as of September 30, 2018.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2018 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
Interest Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$66,445		$65,202		$64,741		$65,097		$65,821
Normalized EBITDA (2)	261,084		259,387		265,123		267,710		267,119
Interest Coverage Ratio	3.93x		3.98x		4.10x		4.11x		4.06x

Fixed Charge Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$66,445		$65,202		$64,741		$65,097		$65,821
Secured debt principal amortization	3,007		2,457		2,676		3,257		2,981
Dividends attributable to preferred shares	17,973		17,973		17,973		17,973		17,973
Total fixed charges	87,425		85,632		85,390		86,327		86,775
Normalized EBITDA (2)	261,084		259,387		265,123		267,710		267,119
Fixed Charge Coverage Ratio	2.99	x	3.03	x	3.10	x	3.10	x	3.08	x

	September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
Net Debt Ratios
Adjusted Principal Outstanding (3)	$5,975,107		$6,067,593		$6,022,255		$6,089,838		$5,936,439
Less: cash and cash equivalents	25,264		18,434		28,435		34,176		51,891
Less: cash and cash equivalents related to discontinued operations	—		—		—		2,198		2,472
Net Debt	5,949,843		6,049,159		5,993,820		6,053,464		5,882,076
Normalized EBITDA annualized (2)	1,044,336		1,037,548		1,060,492		1,070,840		1,068,476
Net Debt to Normalized EBITDA annualized ratio	5.70	x	5.83	x	5.65	x	5.65	x	5.51	x

Net Debt	$5,949,843		$6,049,159		$5,993,820		$6,053,464		$5,882,076
Gross Real Estate Investments	15,385,925		15,477,098		15,509,117		15,511,683		15,336,016
Net Debt Leverage Ratio	38.7%		39.1%		38.6%		39.0%		38.4%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$11,507,837		$11,376,971		$11,325,512		$11,296,918		$11,073,165
Gross Real Estate Investments	15,385,925		15,477,098		15,509,117		15,511,683		15,336,016
Unencumbered Asset Ratio	74.8%		73.5%		73.0%		72.8%		72.2%
___________________________________

(1)
Refer to the Statements of Operations section for interest expense calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.

(2)	Includes continued and discontinued operations.

(3)
Refer to the Balance Sheets section for total debt calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2018 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	50.7%

Corporate bonds	19.9%

Secured debt	13.5%

Preferred equity	7.5%

Revolving credit facility	5.6%

Convertible notes	2.8%

Fixed vs. Variable Rate Debt

Fixed (5)	85.6%
Swapped to Fixed	0.9%
Variable (5)	13.5%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	September 30, 2018
Diluted shares outstanding			994,354
Stock price			$7.26
Implied Equity Market Capitalization			$7,219,010

Series F Perpetual Preferred (2)		6.70%	$1,073,025

Total secured debt	3.7	4.93%	$1,929,607

Revolving credit facility (5)	3.6	3.44%	$793,000
2019 corporate bonds	0.4	3.00%	750,000
2020 convertible notes	2.2	3.75%	402,500
2021 corporate bonds	2.7	4.13%	400,000
2024 corporate bonds	5.4	4.60%	500,000
2026 corporate bonds	7.7	4.88%	600,000
2027 corporate bonds	8.9	3.95%	600,000
Total unsecured debt	4.4	3.89%	$4,045,500

Total Adjusted Principal Outstanding	4.2	4.22%	$5,975,107

Total Capitalization			$14,267,142
Less: Cash and cash equivalents			25,264
Enterprise Value			$14,241,878

Net Debt/Enterprise Value			41.8%
Net Debt/Normalized EBITDA Annualized (3) (5)			5.70	x
Net Debt + Preferred/Normalized EBITDA Annualized (3)			6.72	x
Fixed Charge Coverage Ratio			2.99	x
Liquidity (4) (5)			$2,132,264
___________________________________
(1)Weighted average interest rate for variable rate debt represents the interest rate in effect as of September 30, 2018.
(2)Balance represents 42.8 million shares of Series F Preferred Stock (and 42.8 million corresponding general partner Series F Preferred Units) and 86,874 limited partner Series F Preferred Units outstanding at September 30, 2018, multiplied by the liquidation preference of $25 per share.
(3)Normalized EBITDA annualized includes continued and discontinued operations.
(4)Liquidity represents cash and cash equivalents of $25.3 million, $1.2 billion available capacity on our revolving credit facility and $900.0 million available on our delayed-draw term loan.
(5)On October 16, 2018, the Company closed a senior note offering, consisting of $550.0 million aggregate principal amount of the operating partnership’s 4.625% senior notes due 2025, for net proceeds of $541.3 million. Assuming this transaction had closed on September 30, 2018, (i) fixed rate and variable rate debt would represent 94.7% and 4.4% of Adjusted Principal Outstanding, respectively, (ii) the outstanding balance under the revolving credit facility would have been $251.7 million, (iii) Net Debt/Normalized EBITDA Annualized would have been 5.71x and (iv) liquidity would have been $2.7 billion.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2018 SUPPLEMENTAL INFORMATION

Balance Sheets (unaudited, in thousands)

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Assets
Real estate investments, at cost:
Land	$2,847,393	$2,859,265	$2,871,533	$2,865,855	$2,866,305
Buildings, fixtures and improvements	10,652,578	10,714,456	10,753,190	10,711,845	10,585,796
Intangible lease assets	2,019,718	2,024,014	2,035,004	2,037,675	2,027,304
Total real estate investments, at cost	15,519,689	15,597,735	15,659,727	15,615,375	15,479,405
Less: accumulated depreciation and amortization	3,323,990	3,206,336	3,059,955	2,908,028	2,784,481
Total real estate investments, net	12,195,699	12,391,399	12,599,772	12,707,347	12,694,924
Investment in unconsolidated entities	34,293	33,972	33,736	39,520	40,311
Cash and cash equivalents	25,264	18,434	28,435	34,176	51,891
Restricted cash	27,449	27,078	28,049	27,662	27,797
Rent and tenant receivables and other assets, net	412,053	423,067	408,911	389,060	420,687
Goodwill	1,337,773	1,337,773	1,337,773	1,337,773	1,337,773
Due from affiliates, net	—	—	—	6,041	5,884
Assets related to real estate assets held for sale and discontinued operations, net	24,349	29,884	15,113	163,999	157,466
Total assets	$14,056,880	$14,261,607	$14,451,789	$14,705,578	$14,736,733

Liabilities and Equity
Mortgage notes payable and other debt, net	$1,936,586	$2,031,171	$2,078,593	$2,082,692	$2,115,633
Corporate bonds, net	2,825,541	2,824,176	2,822,830	2,821,494	2,820,164
Convertible debt, net	393,961	989,901	987,071	984,258	981,490
Credit facility	793,000	195,000	120,000	185,000	—
Below-market lease liabilities, net	179,192	187,352	193,703	198,551	204,051
Accounts payable and accrued expenses	269,150	141,746	126,724	136,474	143,735
Deferred rent and other liabilities	51,663	66,123	68,718	62,985	63,876
Distributions payable	183,913	180,734	177,645	175,301	172,129
Due to affiliates	—	—	—	66	8
Liabilities related to discontinued operations	—	—	—	15,881	8,678
Total liabilities	6,633,006	6,616,203	6,575,284	6,662,702	6,509,764

Series F preferred stock	428	428	428	428	428
Common stock	9,674	9,674	9,681	9,742	9,742
Additional paid-in capital	12,612,407	12,609,145	12,611,006	12,654,258	12,648,967
Accumulated other comprehensive loss	(1,031)	(4,290)	(4,284)	(3,569)	(3,330)
Accumulated deficit	(5,343,368)	(5,120,240)	(4,896,349)	(4,776,581)	(4,592,533)
Total stockholders' equity	7,278,110	7,494,717	7,720,482	7,884,278	8,063,274
Non-controlling interests	145,764	150,687	156,023	158,598	163,695
Total equity	7,423,874	7,645,404	7,876,505	8,042,876	8,226,969
Total liabilities and equity	$14,056,880	$14,261,607	$14,451,789	$14,705,578	$14,736,733

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 9

Q3 2018 SUPPLEMENTAL INFORMATION

Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Revenues:
Rental income	$289,033	$290,641	$290,631	$290,564	$282,717
Operating expense reimbursements	24,833	25,023	24,443	26,035	23,826
Total revenues	313,866	315,664	315,074	316,599	306,543
Operating expenses:
Acquisition-related	810	909	777	1,120	909
Litigation and other non-routine costs, net of insurance recoveries	138,595	107,087	21,740	11,167	9,507
Property operating	31,893	31,436	30,565	32,429	30,645
General and administrative	15,186	16,287	15,240	18,274	13,221
Depreciation and amortization	157,181	164,235	166,152	175,259	172,383
Impairments	18,382	11,664	6,036	19,691	6,363
Total operating expenses	362,047	331,618	240,510	257,940	233,028
Operating (loss) income	(48,181)	(15,954)	74,564	58,659	73,515
Other (expense) income:
Interest expense	(69,310)	(70,320)	(70,425)	(70,694)	(71,708)
Gain (loss) on extinguishment and forgiveness of debt, net	90	5,249	—	(318)	9,756
Other (expense) income, net	(1,016)	1,215	7,436	1,989	1,131
Equity in income and gain on disposition of unconsolidated entities	252	327	1,065	1,958	374
Gain on derivative instruments, net	69	105	273	266	1,294
Gain (loss) on disposition of real estate and held for sale assets, net	45,295	5,821	17,335	7,104	(688)
Total other expenses, net	(24,620)	(57,603)	(44,316)	(59,695)	(59,841)
(Loss) income before taxes	(72,801)	(73,557)	30,248	(1,036)	13,674
Provision for income taxes from continuing operations	(1,141)	(1,134)	(1,212)	(1,443)	(1,185)
(Loss) income from continuing operations	(73,942)	(74,691)	29,036	(2,479)	12,489
Income (loss) from discontinued operations, net of tax	—	224	3,501	(30,613)	4,005
Net (loss) income	(73,942)	(74,467)	32,537	(33,092)	16,494
Net loss (income) attributable to non-controlling interests	1,825	1,797	(742)	970	(400)
Net (loss) income attributable to the General Partner	$(72,117)	$(72,670)	$31,795	$(32,122)	$16,094

Basic and diluted net (loss) income per share from continuing operations attributable to common stockholders and limited partners	$(0.09)	$(0.09)	$0.01	$(0.02)	$(0.01)
Basic and diluted net income (loss) per share from discontinued operations attributable to common stockholders and limited partners	—	0.00	0.00	(0.03)	0.00
Basic and diluted net (loss) income per share attributable to common stockholders and limited partners	$(0.09)	$(0.09)	$0.01	$(0.05)	$(0.00)

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 10

Q3 2018 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Net (loss) income	$(73,942)	$(74,467)	$32,537	$(33,092)	$16,494
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,973)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(45,226)	(5,821)	(18,036)	(7,104)	688
Depreciation and amortization of real estate assets	156,527	163,551	165,182	173,829	171,576
Impairment of real estate	18,382	11,664	6,036	19,691	6,363
Proportionate share of adjustments for unconsolidated entities	287	289	446	(1,464)	565
FFO attributable to common stockholders and limited partners	$38,055	$77,243	$168,192	$133,887	$177,713
FFO attributable to common stockholders and limited partners from continuing operations	38,055	77,019	164,691	164,500	173,708
FFO attributable to common stockholders and limited partners from discontinued operations	—	224	3,501	(30,613)	4,005

Weighted-average shares outstanding - basic	967,798,401	968,192,162	972,663,193	974,212,874	974,167,088
Limited Partner OP Units and effect of dilutive securities (1)	24,125,616	23,907,976	24,110,249	24,300,280	24,258,683
Weighted-average shares outstanding - diluted (2)	991,924,017	992,100,138	996,773,442	998,513,154	998,425,771

FFO attributable to common stockholders and limited partners per diluted share (3)	$0.038	$0.078	$0.169	$0.134	$0.178
FFO attributable to common stockholders and limited partners from continuing operations per diluted share (3)	0.038	0.078	0.165	0.165	0.174
FFO attributable to common stockholders and limited partners from discontinued operations per diluted share (3)	—	0.000	0.004	(0.031)	0.004

(1)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash, and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(3)	Refer to the Statements of Operations section for basic and diluted net (loss) income per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 11

Q3 2018 SUPPLEMENTAL INFORMATION

Adjusted Funds From Operations (AFFO) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
FFO attributable to common stockholders and limited partners	$38,055	$77,243	$168,192	$133,887	$177,713

Acquisition-related expenses	810	909	777	1,120	909
Litigation and other non-routine costs, net of insurance recoveries	138,595	107,087	21,086	14,969	9,507
Loss on disposition and held for sale loss on discontinued operations	—	(224)	2,009	20,027	—
Loss (gain) on investments	3,336	—	(5,638)	—	—
Gain on derivative instruments, net	(69)	(105)	(273)	(266)	(1,294)
Amortization of premiums and discounts on debt and investments, net	(1,123)	(603)	(606)	(627)	(1,442)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,058	688	1,487	1,148	1,210
Net direct financing lease adjustments	483	503	539	517	491
Amortization and write-off of deferred financing costs	3,926	5,650	5,875	5,834	6,028
Amortization of management contracts	—	—	—	2,076	4,146
Deferred and other tax (benefit) expense (1)	—	—	(1,855)	5,063	6,277
(Gain) loss on extinguishment and forgiveness of debt, net	(90)	(5,249)	—	318	(9,756)
Straight-line rent, net of bad debt expense related to straight-line rent	(8,720)	(11,402)	(11,260)	(11,281)	(9,955)
Equity-based compensation	3,003	3,716	2,774	5,528	3,664
Other adjustments, net	(726)	566	514	566	739
Proportionate share of adjustments for unconsolidated entities	(9)	(27)	12	277	(2)
Adjustment for Excluded Properties	—	42	423	564	2,625
AFFO attributable to common stockholders and limited partners	$178,529	$178,794	$184,056	$179,720	$190,860
AFFO attributable to common stockholders and limited partners from continuing operations	178,529	178,794	180,854	175,807	174,774
AFFO attributable to common stockholders and limited partners from discontinued operations	—	—	3,202	3,913	16,086

Weighted-average shares outstanding - basic	967,798,401	968,192,162	972,663,193	974,212,874	974,167,088
Limited Partner OP Units and effect of dilutive securities (2)	24,125,616	23,907,976	24,110,249	24,300,280	24,258,683
Weighted-average shares outstanding - diluted (3)	991,924,017	992,100,138	996,773,442	998,513,154	998,425,771

AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.180	$0.180	$0.185	$0.180	$0.191
AFFO attributable to common stockholders and limited partners from continuing operations per diluted share (4)	0.180	0.180	0.182	0.176	0.175
AFFO attributable to common stockholders and limited partners from discontinued operations per diluted share (4)	—	—	0.003	0.004	0.016

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.  For the three months ended December 31, 2017, this adjustment is net of an accelerated current tax benefit attributable to the expected change to the Company’s future effective tax rate.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash, and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Statements of Operations section for basic and diluted net (loss) income per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q3 2018 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Net (loss) income	$(73,942)	$(74,467)	$32,537	$(33,092)	$16,494
Adjustments:
Interest expense	69,310	70,320	70,425	70,694	71,708
Depreciation and amortization	157,181	164,235	166,152	177,329	176,523
Provision for (benefit from) income taxes	1,141	1,134	(883)	11,843	2,053
Proportionate share of adjustments for unconsolidated entities	286	289	619	756	845
EBITDA	$153,976	$161,511	$268,850	$227,530	$267,623
(Gain) loss on disposition of real estate assets, including joint ventures, net	(45,226)	(5,821)	(18,036)	(7,104)	688
Impairments	18,382	11,664	6,036	19,691	6,363
Loss on disposition and held for sale loss on discontinued operations	—	(224)	2,009	20,027	—
Acquisition-related expenses	810	909	777	1,120	909
Litigation and other non-routine costs, net of insurance recoveries	138,595	107,087	21,086	14,969	9,507
Loss (gain) on investments	3,336	—	(5,638)	—	—
Gain on derivative instruments, net	(69)	(105)	(273)	(266)	(1,294)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,058	688	1,487	1,148	1,210
(Gain) loss on extinguishment and forgiveness of debt, net	(90)	(5,249)	—	318	(9,756)
Net direct financing lease adjustments	483	503	539	517	491
Straight-line rent, net of bad debt expense related to straight-line rent	(8,720)	(11,402)	(11,260)	(11,281)	(9,955)
Program development costs write-off	—	—	—	1,343	110
Other adjustments, net	(1,442)	(142)	(488)	1,247	(61)
Proportionate share of adjustments for unconsolidated entities	(9)	(27)	(6)	(1,721)	(39)
Adjustment for Excluded Properties	—	(5)	40	172	1,323
Normalized EBITDA	$261,084	$259,387	$265,123	$267,710	$267,119
Normalized EBITDA from continuing operations	$261,084	$259,387	$262,362	$258,578	$257,996
Normalized EBITDA from discontinued operations	$—	$—	$2,761	$9,132	$9,123

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Q3 2018 SUPPLEMENTAL INFORMATION

Net Operating Income (unaudited, dollars in thousands)

NOI and Cash NOI

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Rental income - as reported (1)	$289,033	$290,641	$290,631	$290,564	$282,717
Operating expense reimbursements - as reported	24,833	25,023	24,443	26,035	23,826
Property operating expense - as reported	(31,893)	(31,436)	(30,565)	(32,429)	(30,645)
NOI	281,973	284,228	284,509	284,170	275,898
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(8,720)	(11,402)	(11,260)	(11,281)	(9,955)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,058	688	1,487	1,148	1,210
Net direct financing lease adjustments	483	503	539	517	491
Adjustment for Excluded Properties	—	22	40	172	1,323
Cash NOI	$274,794	$274,039	$275,315	$274,726	$268,967
___________________________________

(1)
Rental income includes percentage rent of $1.2 million, $1.4 million, $1.7 million, $1.3 million and $1.6 million for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017, and September 30, 2017, respectively.

Normalized Cash NOI

Three Months Ended
September 30, 2018
Cash NOI	$274,794
Adjustments for intra-quarter acquisitions and dispositions (1)	(1,243)
Normalized Cash NOI	$273,551
___________________________________

(1)
For properties acquired during the three months ended September 30, 2018, the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended September 30, 2018, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q3 2018 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include Operating Properties that were owned for the entirety of both the current and prior reporting periods, except for properties that during the current or prior period were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which for the three months ended September 30, 2018 included 3,946(1) Operating Properties, with 86.8 million aggregate square feet, acquired prior to July 1, 2017 and owned through September 30, 2018.

	Three Months Ended September 30,		Increase/(Decrease)
	2018	2017	$ Change	% Change
Contract Rental Revenue	$266,115	$265,277	$838	0.3%
Economic Occupancy Rate	99.0%	99.3%	N/A	N/A

		Contract Rental Revenue
	Number of	Three Months Ended September 30,		Increase/(Decrease)
	Properties	2018	2017	$ Change	% Change
Retail	2,057	$110,424	$110,450	$(26)	—%
Restaurant	1,657	58,891	58,165	726	1.2%
Industrial	140	42,214	41,714	500	1.2%
Office	83	54,453	54,817	(364)	(0.7)%	(3)
Other (2)	9	133	131	2	1.5%
Total	3,946	$266,115	$265,277	$838	0.3%	(3)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to July 1, 2017.

(2)	Other properties include billboards, land and parking lots.

(3)
Excluding the impact of an early office lease renewal executed in the fourth quarter of 2017, for the three months ended September 30, 2018, office same store rent would have been 2.0% and total same store rent would have been 0.9%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q3 2018 SUPPLEMENTAL INFORMATION

Adjusted Principal Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2018	2019	2020	2021	2022	2023	2024	Thereafter
Mortgage notes payable	$1,929,607	$2,437	$177,317	$265,183	$352,767	$314,898	$144,843	$665,196	$6,966
Credit facility (1)	793,000	—	—	—	—	793,000	—	—	—
Corporate bonds	2,850,000	—	750,000	—	400,000	—	—	500,000	1,200,000
Convertible notes	402,500	—	—	402,500	—	—	—	—	—
Total Adjusted Principal Outstanding	$5,975,107	$2,437	$927,317	$667,683	$752,767	$1,107,898	$144,843	$1,165,196	$1,206,966

Debt Type	Percentage of Adjusted Principal Outstanding	Weighted-Average Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	32.3%	4.93%	3.7
Unsecured credit facility	13.3%	3.44%	3.6
Corporate bonds	47.7%	4.03%	4.9
Convertible notes	6.7%	3.75%	2.2
Total	100.0%	4.22%	4.2

Debt Type	Percentage of Adjusted Principal Outstanding	Weighted-Average Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	67.7%	3.89%	4.4
Total secured debt	32.3%	4.93%	3.7
Total	100.0%	4.22%	4.2

Total fixed-rate debt (2)	86.5%	4.34%	4.2
Total variable-rate debt	13.5%	3.48%	3.6
Total	100.0%	4.22%	4.2

Preferred Equity	Balance (3)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,073,025	100.00%	6.7%
___________________________________

(1)
On October 16, 2018, the Company closed a senior note offering, consisting of $550.0 million aggregate principal amount of the operating partnership’s 4.625% senior notes due 2025. The net proceeds of $541.3 million were used to repay borrowings under the credit facility.

(2)
Includes $50.9 million of variable rate mortgage notes effectively fixed through the use of interest rate swap agreements. Debt payment obligations in future periods are based on the effective interest rates fixed under the agreements.

(3)
Balance represents 42.8 million shares of Series F Preferred Stock (and 42.8 million corresponding general partner Series F Preferred Units) and 86,874 limited partner Series F Preferred Units outstanding at September 30, 2018, multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q3 2018 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

___________________________________

(1)
On October 16, 2018, the Company closed a senior note offering, consisting of $550.0 million aggregate principal amount of the operating partnership’s 4.625% senior notes due 2025. The net proceeds of $541.3 million were used to repay borrowings under the credit facility.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q3 2018 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity		Adjusted Principal Outstanding As Of September 30, 2018	Coupon Rate		Interest Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	01/06/24		$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	01/06/24		155,000	4.97%		4.97%	I/O
JPMorgan Chase Bank, N.A.	09/01/20	(3)	93,617	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	03/01/23	(3)	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	07/01/22	(3)	68,110	4.54%		4.54%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	06/06/20		60,947	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	05/01/21		60,450	5.54%		5.54%	I/O
Citigroup Global Markets Realty Corp	05/06/22		54,300	6.05%		6.05%	I/O
American General Life Insurance Company	11/01/21		51,250	5.25%		5.25%	I/O
Capital One, N.A.	11/20/19		50,850	1mo. Libor + 1.95%	(4)	3.27%	P&I
JPMorgan Chase Bank, N.A.	05/01/21		46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	05/06/21	(3)	46,670	5.92%		5.92%	I/O
People's United Bank	04/01/21		41,099	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	06/01/22	(3)	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	01/01/23		40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	06/01/20		39,867	5.71%		5.71%	P&I
JPMorgan Chase Bank, N.A.	11/01/19	(3)	38,500	4.10%		4.10%	I/O
The Royal Bank of Scotland Plc	01/01/21		33,908	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/06/20		31,500	5.25%		5.25%	I/O
Oritani Bank	05/01/24		30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/06/20		30,000	5.25%		5.25%	I/O
German American Capital Corporation	10/06/22	(3)	29,160	4.48%		4.48%	I/O
German American Capital Corporation	10/06/22	(3)	28,440	4.48%		4.48%	I/O
PNC Bank, National Association	06/01/22		27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	08/06/19	(3)	27,725	4.73%		4.73%	I/O
Jackson National Life Insurance Company	07/01/19		27,200	3.10%		3.10%	I/O
PNC Bank, National Association	09/01/22		26,599	4.00%		4.00%	P&I
John Hancock Life Insurance Company	10/03/22		22,500	4.04%		4.04%	I/O
Aviva Life and Annuity Company	07/01/21		19,600	5.02%		5.02%	I/O through 07/01/2019, then P&I
The Variable Annuity Life Insurance Company	01/01/23		19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	05/10/21		19,513	5.67%		5.67%	I/O
Oritani Bank	05/01/24		18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
German American Capital Corp	06/06/22		18,475	4.60%		4.60%	P&I
The Royal Bank of Scotland Plc	03/01/21		18,100	5.88%		5.88%	I/O
JPMorgan Chase Bank, National Association	05/01/21	(3)	15,004	5.54%		5.54%	P&I
Amegy Bank, National Association	08/19/19		14,119	1mo. Libor + 2.95%		5.42%	P&I
JPMorgan Chase Bank, N.A.	07/01/20		10,893	5.50%		5.50%	P&I
40/86 Mortgage Capital, Inc.	01/01/19		10,050	5.00%		5.00%	I/O
Monumental Life Insurance Company	04/01/23		9,160	3.95%		3.95%	P&I
Transamerica Life Insurance Company	08/01/30		6,451	5.57%		5.57%	P&I
Transamerica Life Insurance Company	08/01/30		5,742	5.32%		5.32%	P&I

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q3 2018 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Adjusted Principal Outstanding As Of September 30, 2018	Coupon Rate	Interest Rate (1)	Payment Terms (2)
Transamerica Life Insurance Company	08/01/30	$328	5.93%	5.93%	P&I
US Bank National Association	04/15/19	306	5.40%	5.40%	P&I
		$1,929,607		4.93%
___________________________________

(1)	Represents the interest rate in effect at September 30, 2018. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)
The maturity date shown represents the anticipated maturity date of the loan as specified in the loan agreement. Should the loan not be repaid at the anticipated maturity date, the applicable interest rate will increase as specified in the loan agreement.

(4)	Variable-rate loan fixed by way of interest rate swap agreement.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q3 2018 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on GAAP measurements, are presented to investors to show that the Company is in compliance with the financial covenants and are not measures of our liquidity or performance. As of September 30, 2018, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	September 30, 2018
Ratio of total indebtedness to total asset value	≤ 60%	37.4%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	3.02x
Ratio of secured indebtedness to total asset value	≤ 45%	12.0%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	34.2%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.99x

Corporate Bond Key Covenants	Required	September 30, 2018
Limitation on incurrence of total debt	≤ 65%	37.9%
Limitation on incurrence of secured debt	≤ 40%	12.3%
Debt service coverage	≥ 1.5x	4.07x
Maintenance of total unencumbered assets	≥ 150%	290.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q3 2018 SUPPLEMENTAL INFORMATION

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended September 30, 2018.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (1)	Weighted Average Cash Cap Rate	Purchase Price
Retail	23	477	15.8	7.4%	$98,604
Total acquisitions	23	477	15.8	7.4%	$98,604

Dispositions
The following table summarizes the Company's disposition activity and the related gains/losses during the three months ended September 30, 2018.

Real Estate	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (2)	Weighted Average Cash Cap Rate (3)	Sale Price	Gain (Loss)
Retail	8	270	16.9	6.4%	$48,672	$9,915
Industrial	1	751	9.3	5.1%	61,750	24,926
Red Lobster - GGC Participation (4)	11	83	20.5	7.0%	49,149	8,039
Office	1	65	5.1	8.9%	15,000	2,695
Other restaurants	2	5	0.6	N/A	680	188
Vacant and other (5)	12	70	N/A	N/A	5,827	377
Total real estate dispositions	35	1,244	14.2	6.3%	$181,078	$46,140
Held for sale assets						(845)
Total gain on disposition of real estate, net						$45,295
Other
Investments in CMBS (6)	N/A	N/A	N/A	N/A	$9,880	$(2,372)
___________________________________

(1)	Represents the remaining lease term from the date of acquisition.

(2)	Represents the remaining lease term from the date of sale.

(3)
Excludes certain properties' cash cap rates considered not meaningful due to factors such as physical and economic vacancy or short remaining lease terms. Of the $181.1 million of dispositions, $174.4 million was used in the total weighted average cash cap rate calculation of 6.3%.

(4)
The Red Lobster properties were sold under an agreement with the tenant, under which the tenant received a portion of the sales proceeds. The sales price and cash cap rate presented are based on our proceeds after making the participation payment to the tenant. The cash cap rate on the gross sales price of $57.5 million was 6.0%.

(5)
Represents eight vacant restaurant properties, including one relinquished to the ground lessor upon expiration of the ground lease for no proceeds, and four vacant retail properties. Gain (loss) amounts also include partial condemnations or easements related to certain properties and post-closing adjustments.

(6)
Represents three CMBS investments sold during the three months ended September 30, 2018. Prior to disposition, changes in the fair value of the CMBS were recorded in accumulated other comprehensive income (loss) as a component of equity on the balance sheet. The loss on disposition is included in other (expense) income, net in the consolidated statements of operations and includes $3.3 million of cumulative unrealized losses recorded in accumulated other comprehensive income (loss) as of June 30, 2018, net of fair value adjustments from June 30, 2018 to the date of sale of $0.9 million.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q3 2018 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Operating Properties	4,021
Rentable Square Feet	93,856
Economic Occupancy Rate	99.1%
Weighted Average Remaining Lease Term	8.9
Investment-Grade Tenants	42.7%
Flat leases	20.7%
NNN leases	62.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q3 2018 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	1,905	2.0%	$68,247	5.9%	B-
Walgreens	119	1,687	1.8%	41,486	3.6%	BBB
Family Dollar	149	3,348	3.6%	37,628	3.3%	BBB-
Dollar General	407	3,767	4.0%	34,691	3.0%	BBB
CVS	95	1,353	1.4%	30,575	2.7%	BBB
FedEx	46	3,230	3.4%	30,435	2.7%	BBB
Albertson's	32	1,880	2.0%	22,963	2.0%	B
BJ's Wholesale Club	3	2,223	2.4%	19,849	1.7%	B
LA Fitness	24	1,027	1.1%	19,800	1.7%	B+
PetSmart	15	906	1.0%	18,582	1.6%	CCC
Total	916	21,326	22.7%	$324,256	28.2%

Tenant Industry Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	323	4,311	4.6%	$151,778	13.2%
Manufacturing	52	16,205	17.3%	107,913	9.4%
Restaurants - Quick Service	829	3,331	3.5%	100,555	8.8%
Retail - Discount	604	10,519	11.2%	97,536	8.5%
Retail - Pharmacy	233	3,484	3.7%	80,159	7.0%
Retail - Home & Garden	112	8,561	9.1%	61,585	5.4%
Retail - Grocery & Supermarket	84	5,347	5.7%	56,603	4.9%
Finance	235	2,317	2.5%	51,566	4.5%
Professional Services	54	3,440	3.7%	44,696	3.9%
Retail - Motor Vehicle	182	6,000	6.4%	41,876	3.6%
Total	2,708	63,515	67.7%	$794,267	69.2%

Geographic Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	540	10,668	11.4%	$144,358	12.6%
Ohio	293	8,459	9.0%	67,639	5.9%
Illinois	159	4,556	4.9%	63,304	5.5%
Florida	253	4,582	4.9%	63,086	5.5%
Pennsylvania	145	5,595	6.0%	54,318	4.7%
California	67	3,729	4.0%	49,308	4.3%
Georgia	182	3,771	4.0%	42,492	3.7%
Michigan	182	2,285	2.4%	40,194	3.5%
Indiana	135	4,101	4.4%	38,436	3.3%
North Carolina	152	3,292	3.5%	36,576	3.2%
Total	2,108	51,038	54.5%	$599,711	52.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q3 2018 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	101	4,087	4.4%	$54,243	4.7%
Dallas, TX	109	3,529	3.8%	49,083	4.3%
Atlanta, GA	85	2,716	2.9%	27,052	2.4%
Houston, TX	88	2,465	2.6%	26,633	2.3%
Philadelphia, PA	45	1,983	2.1%	26,551	2.3%
Boston, MA	26	1,810	1.9%	24,808	2.2%
New York, NY	24	1,100	1.2%	24,494	2.1%
Phoenix, AZ	47	1,196	1.3%	22,682	2.0%
Cincinnati, OH	42	2,245	2.4%	17,910	1.6%
Indianapolis, IN	41	1,770	1.9%	17,534	1.5%
Total	608	22,901	24.5%	$290,990	25.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q3 2018 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	1,905	2.0%	$68,247	5.9%	B-
Walgreens	119	1,687	1.8%	41,486	3.6%	BBB
Family Dollar	149	3,348	3.6%	37,628	3.3%	BBB-
Dollar General	407	3,767	4.0%	34,691	3.0%	BBB
CVS	95	1,353	1.4%	30,575	2.7%	BBB
FedEx	46	3,230	3.4%	30,435	2.7%	BBB
Albertson's	32	1,880	2.0%	22,963	2.0%	B
BJ's Wholesale Club	3	2,223	2.4%	19,849	1.7%	B
LA Fitness	24	1,027	1.1%	19,800	1.7%	B+
PetSmart	15	906	1.0%	18,582	1.6%	CCC
Citizens Bank	136	710	0.8%	16,873	1.5%	A-
Goodyear	10	4,728	5.0%	16,550	1.4%	BB
Tractor Supply	61	1,274	1.4%	16,502	1.4%	NR
Amazon	3	3,048	3.2%	14,159	1.2%	AA-
Advance Auto Parts	106	736	0.8%	12,120	1.1%	BBB-
Home Depot	11	1,695	1.8%	11,586	1.0%	A
Total	1,243	33,517	35.7%	$412,046	35.8%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q3 2018 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	4	427	0.5%	$4,003	0.3%
Agricultural	2	138	0.2%	1,245	0.1%
Education	5	219	0.2%	2,155	0.2%
Entertainment & Recreation	28	1,181	1.3%	22,937	1.9%
Finance	235	2,317	2.5%	51,566	4.5%
Government & Public Services	21	930	1.0%	19,114	1.7%
Healthcare	12	1,061	1.1%	16,692	1.5%
Information & Communication	12	510	0.5%	7,834	0.7%
Insurance	12	1,310	1.4%	25,715	2.2%
Logistics	50	4,037	4.3%	37,769	3.3%
Manufacturing	52	16,205	17.3%	107,913	9.4%
Mining & Natural Resources	4	413	0.4%	6,605	0.6%
Other Services	16	475	0.5%	2,118	0.2%
Professional Services	54	3,440	3.7%	44,696	3.9%
Rental	11	714	0.8%	6,885	0.6%
Restaurants - Casual Dining	323	4,311	4.6%	151,778	13.2%
Restaurants - Quick Service	829	3,331	3.6%	100,555	8.8%
Retail - Apparel & Jewelry	13	1,313	1.4%	14,678	1.3%
Retail - Department Stores	13	965	1.0%	8,010	0.7%
Retail - Discount	604	10,519	11.2%	97,536	8.5%
Retail - Electronics & Appliances	17	1,541	1.6%	10,444	0.9%
Retail - Gas & Convenience	126	613	0.7%	30,737	2.7%
Retail - Grocery & Supermarket	84	5,347	5.7%	56,603	4.9%
Retail - Hobby, Books & Music	16	1,901	2.0%	11,497	1.0%
Retail - Home & Garden	112	8,561	9.1%	61,585	5.4%
Retail - Home Furnishings	45	1,806	1.9%	21,802	1.9%
Retail - Internet	3	3,048	3.2%	14,159	1.2%
Retail - Medical Services	62	522	0.6%	11,755	1.0%
Retail - Motor Vehicle	182	6,000	6.4%	41,876	3.6%
Retail - Office Supply	4	58	0.1%	793	0.1%
Retail - Pet Supply	19	964	1.0%	19,623	1.7%
Retail - Pharmacy	233	3,484	3.7%	80,159	7.0%
Retail - Specialty (Other)	29	730	0.8%	5,702	0.5%
Retail - Sporting Goods	20	1,711	1.8%	22,630	2.0%
Retail - Warehouse Clubs	7	2,631	2.8%	22,963	2.0%
Other	20	278	0.2%	6,262	0.5%
Total	3,279	93,011	99.1%	$1,148,394	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q3 2018 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	148	1,712	1.8%	$26,006	2.3%
Alaska	3	25	—%	777	0.1%
Arizona	75	1,944	2.1%	33,602	2.9%
Arkansas	93	1,071	1.1%	13,477	1.2%
California	67	3,729	4.0%	49,308	4.3%
Colorado	47	1,776	1.9%	26,443	2.3%
Connecticut	17	86	0.1%	2,381	0.2%
Delaware	11	97	0.1%	2,051	0.2%
Florida	253	4,582	4.9%	63,086	5.5%
Georgia	182	3,771	4.0%	42,492	3.7%
Idaho	16	130	0.2%	3,254	0.3%
Illinois	159	4,556	4.9%	63,304	5.5%
Indiana	135	4,101	4.4%	38,436	3.3%
Iowa	47	885	0.9%	9,827	0.9%
Kansas	40	2,126	2.3%	9,800	0.9%
Kentucky	83	2,241	2.4%	24,458	2.1%
Louisiana	93	1,655	1.8%	21,182	1.8%
Maine	26	703	0.7%	8,637	0.8%
Maryland	28	610	0.7%	14,555	1.3%
Massachusetts	36	2,567	2.7%	29,996	2.6%
Michigan	182	2,285	2.4%	40,194	3.5%
Minnesota	52	689	0.7%	9,268	0.8%
Mississippi	74	1,940	2.1%	15,502	1.3%
Missouri	156	1,733	1.8%	23,080	2.0%
Montana	9	115	0.1%	1,962	0.2%
Nebraska	19	321	0.3%	5,399	0.5%
Nevada	28	717	0.8%	8,491	0.7%
New Hampshire	19	253	0.3%	4,435	0.4%
New Jersey	31	1,614	1.7%	34,686	3.0%
New Mexico	46	880	0.9%	11,985	1.0%
New York	77	1,522	1.6%	27,555	2.4%
North Carolina	152	3,292	3.5%	36,576	3.2%
North Dakota	13	215	0.2%	4,670	0.4%
Ohio	293	8,459	9.0%	67,639	5.9%
Oklahoma	76	2,002	2.1%	24,712	2.2%
Oregon	13	88	0.1%	2,254	0.2%
Pennsylvania	145	5,595	6.0%	54,318	4.7%
Rhode Island	13	171	0.2%	3,226	0.3%
South Carolina	113	3,304	3.5%	27,827	2.4%
South Dakota	12	180	0.2%	2,169	0.2%
Tennessee	110	3,715	4.0%	32,002	2.8%
Texas	540	10,668	11.4%	144,358	12.6%
Utah	11	515	0.5%	5,735	0.5%
Vermont	6	19	—%	292	—%
Virginia	101	2,854	3.0%	35,563	3.1%
Washington	25	710	0.8%	12,523	1.1%
West Virginia	39	256	0.3%	6,080	0.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q3 2018 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	95	1,228	1.3%	18,705	1.6%
Wyoming	8	54	0.1%	1,436	0.1%
Territories
Puerto Rico	3	88	0.1%	2,335	0.2%
Canadian Provinces
Ontario	1	7	—%	345	—%
Total	4,021	93,856	100.0%	$1,148,394	100.0%

Percentages based on Annualized Rental Income.

Canada and Puerto Rico: 4 Properties, 0.2%
PACIFIC NORTHWEST
74 Properties
2.0%
NORTHEAST
225 Properties
9.7%
MIDWEST
910 Properties
19.6%
MID-ATLANTIC
700 Properties
17.8%
PACIFIC SOUTHWEST
274 Properties
11.8%
SOUTHWEST
802 Properties
17.7%
SOUTHEAST
1,032 Properties
21.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q3 2018 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2018	39	609	0.6%	$6,386	0.6%
2019	156	2,600	2.8%	41,926	3.7%
2020	209	3,496	3.7%	39,639	3.5%
2021	194	10,510	11.2%	83,852	7.3%
2022	262	9,254	9.9%	78,965	6.9%
2023	310	6,596	7.0%	82,733	7.2%
2024	193	9,272	9.9%	109,390	9.5%
2025	272	4,288	4.6%	60,735	5.3%
2026	221	8,658	9.2%	80,929	7.0%
2027	358	6,870	7.3%	100,085	8.7%
Thereafter	1,065	30,858	32.9%	463,754	40.3%
Total	3,279	93,011	99.1%	$1,148,394	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q3 2018 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2018
Retail	28	352	0.4%	$2,680	0.3%
Restaurant	6	37	—%	447	—%
Industrial	3	104	0.1%	604	0.1%
Office	1	116	0.1%	2,649	0.2%
Other (1)	1	—	—%	6	—%
Total 2018	39	609	0.6%	$6,386	0.6%

2019
Retail	72	1,243	1.3%	$14,565	1.2%
Restaurant	68	273	0.3%	6,375	0.6%
Industrial	3	78	0.1%	633	0.1%
Office	13	1,006	1.1%	20,353	1.8%
Total 2019	156	2,600	2.8%	$41,926	3.7%

2020
Retail	97	1,185	1.3%	$15,728	1.4%
Restaurant	94	401	0.4%	7,526	0.7%
Industrial	7	1,084	1.2%	4,142	0.4%
Office	10	826	0.8%	12,242	1.0%
Other (1)	1	—	—%	1	—%
Total 2020	209	3,496	3.7%	$39,639	3.5%

2021
Retail	86	1,319	1.4%	$20,923	1.8%
Restaurant	72	366	0.4%	9,192	0.8%
Industrial	17	7,168	7.6%	26,088	2.3%
Office	18	1,657	1.8%	27,626	2.4%
Other (1)	1	—	—%	23	—%
Total 2021	194	10,510	11.2%	$83,852	7.3%

___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q3 2018 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2022
Retail	169	2,221	2.4%	$30,334	2.6%
Restaurant	53	266	0.3%	6,909	0.6%
Industrial	26	5,474	5.8%	19,231	1.7%
Office	13	1,293	1.4%	22,418	2.0%
Other (1)	1	—	—%	73	—%
Total 2022	262	9,254	9.9%	$78,965	6.9%

2023
Retail	200	2,638	2.8%	$35,076	3.1%
Restaurant	75	300	0.3%	7,796	0.7%
Industrial	16	2,443	2.6%	16,238	1.3%
Office	18	1,215	1.3%	23,619	2.1%
Other (1)	1	—	—%	4	—%
Total 2023	310	6,596	7.0%	$82,733	7.2%

2024
Retail	114	2,321	2.5%	$31,881	2.8%
Restaurant	50	259	0.3%	6,727	0.6%
Industrial	10	3,374	3.6%	14,281	1.2%
Office	18	3,318	3.5%	56,462	4.9%
Other (1)	1	—	—%	39	—%
Total 2024	193	9,272	9.9%	$109,390	9.5%

2025
Retail	196	1,914	2.0%	$33,069	2.9%
Restaurant	62	269	0.3%	7,369	0.6%
Industrial	10	1,631	1.7%	13,022	1.1%
Office	4	474	0.6%	7,275	0.7%
Total 2025	272	4,288	4.6%	$60,735	5.3%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q3 2018 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2026
Retail	90	1,979	2.1%	$22,127	1.9%
Restaurant	109	503	0.5%	17,882	1.6%
Industrial	16	5,439	5.8%	25,631	2.2%
Office	6	737	0.8%	15,289	1.3%
Total 2026	221	8,658	9.2%	$80,929	7.0%

2027
Retail	247	3,818	4.1%	$51,512	4.5%
Restaurant	97	860	0.9%	27,793	2.4%
Industrial	11	1,658	1.8%	13,376	1.2%
Office	3	534	0.5%	7,404	0.6%
Total 2027	358	6,870	7.3%	$100,085	8.7%

Thereafter
Retail	589	15,377	16.4%	$226,613	19.7%
Restaurant	428	3,992	4.3%	151,499	13.2%
Industrial	32	10,086	10.7%	57,495	5.0%
Office	13	1,403	1.5%	27,732	2.4%
Other (1)	3	—	—%	415	—%
Total Thereafter	1,065	30,858	32.9%	$463,754	40.3%

Total Remaining Lease Expirations	3,279	93,011	99.1%	$1,148,394	100.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q3 2018 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,086	62,557	66.7%	$804,016	70.0%
CPI	186	7,165	7.6%	107,045	9.3%
Flat	1,007	23,289	24.8%	237,333	20.7%
Total	3,279	93,011	99.1%	$1,148,394	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q3 2018 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,312	55,564	59.2%	$716,401	62.4%
NN	930	35,956	38.3%	400,686	34.9%
Other (1)	37	1,491	1.6%	31,307	2.7%
Total	3,279	93,011	99.1%	$1,148,394	100.0%
___________________________________

(1)	Includes gross, modified gross and billboard.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q3 2018 SUPPLEMENTAL INFORMATION

Property Type Diversification (unaudited, square feet and dollars in thousands)

Property Type Diversification

Property Type	Number of Properties (1)	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail (1)	2,120	34,692	37.0%	$484,508	42.2%
Restaurant	1,657	7,825	8.3%	249,515	21.7%
Industrial	152	38,541	41.1%	190,741	16.7%
Office	83	12,798	13.6%	223,069	19.4%
Other (2)	9	—	—%	561	—%
Total	4,021	93,856	100.0%	$1,148,394	100.0%
___________________________________
(1) Includes 10 anchored shopping centers, representing 1.7% of Annualized Rental Income.
(2) Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q3 2018 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Retail (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	2,120
Rentable Square Feet	34,692
Economic Occupancy Rate	99.0%
Weighted Average Remaining Lease Term	9.2
Investment-Grade Tenants	53.0%
Flat leases	32.1%
NNN leases	66.3%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2018 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	1,657
Rentable Square Feet	7,825
Economic Occupancy Rate	96.2%
Weighted Average Remaining Lease Term	12.3
Investment-Grade Tenants	3.1%
Flat leases	7.8%
NNN leases	99.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2018 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial (unaudited, percentages based on Annualized Rental Income of the industrial properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	152
Rentable Square Feet	38,541
Economic Occupancy Rate	100.0%
Weighted Average Remaining Lease Term	7.8
Investment-Grade Tenants	54.4%
Flat leases	21.4%
NNN leases	51.8%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2018 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	83
Rentable Square Feet	12,798
Economic Occupancy Rate	98.3%
Weighted Average Remaining Lease Term	5.4
Investment-Grade Tenants	54.7%
Flat leases	9.6%
NNN leases	21.3%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2018 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Cash Cap Rate equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease, and omits the Contract Rental Revenue related to Excluded Properties. The Company believes that Contract Rental Revenue is a useful non-GAAP supplemental measure to investors and analysts for assessing performance. However, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of Contract Rental Revenue for the three months ended September 30, 2018 and 2017 (dollar amounts in thousands):

	Three Months Ended September 30,
	2018	2017
Rental income - as reported	$289,033	$282,717
Adjustments:
Straight-line rent	(8,780)	(10,257)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,058	1,210
Net direct financing lease adjustments	483	491
Other non-contract rental revenue	(380)	—
Contract Rental Revenue - Excluded Properties	—	8
Contract Rental Revenue	$281,414	$274,169

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g., roof, structure, parking lot).

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Q3 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA, as disclosed, represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition-related expenses, litigation and other non-routine costs, net of insurance recoveries, gains or losses on disposition of real estate, held for sale loss on discontinued operations, net revenue or expense earned or incurred that is related to the services agreement we entered into with Cole Capital on February 1, 2018, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and real estate and intangible assets, straight-line rental revenue, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, EBITDA and Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.
Economic Occupancy Rate equals the sum of square feet leased (including month-to-month agreements) divided by Rentable Square Feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.

Excluded Properties are properties for which (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation.

Excluded Properties during the three months ended September 30, 2017, were two vacant office properties and one vacant industrial property, comprising an aggregate 991,000 square feet with aggregate Principal Outstanding of $83.9 million. At September 30, 2017, December 31, 2017, March 31, 2018 and during the three months ended June 30, 2018, the Excluded Property was one vacant industrial property, comprising 307,725 square feet with Principal Outstanding of $16.2 million. At June 30, 2018, during the three months ended September 30, 2018 and at September 30, 2018 there were no Excluded Properties.
Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization on Adjusted Principal Outstanding and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP.
Nareit defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on depreciable real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with Nareit's definition described above.
In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, litigation and other non-routine costs, net of insurance recoveries, held for sale loss on discontinued operations, net revenue or

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Q3 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

expense earned or incurred that is related to the services agreement we entered into with Cole Capital on February 1, 2018, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rent, net of bad debt expense related to straight line rent, net direct financing lease adjustments, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. We omit the impact of the Excluded Properties and related non-recourse mortgage notes from FFO to calculate AFFO. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, Nareit, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
GAAP is an abbreviation for generally accepted accounting principles in the United States.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, including net investments in unconsolidated entities and equity investments in the Cole REITs, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities. We believe that the presentation of Gross Real Estate Investments, which shows our total investments in real estate and related assets, in connection with Net Debt provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Gross Real Estate Investments should not be considered as an alternative to the Company's real estate investments balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Gross Real Estate Investments to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Total real estate investments, at cost - as reported	$15,519,689	$15,597,735	$15,659,727	$15,615,375	$15,479,405
Adjustments:
Investment in unconsolidated entities	34,293	33,972	33,736	39,520	40,311
Investment in Cole REITs	7,844	7,844	7,844	3,264	3,790
Gross assets held for sale	30,014	35,819	17,617	55,839	1,697
Investment in direct financing leases, net	14,082	16,560	17,476	19,539	33,402
Investment securities, at fair value	26,282	35,489	35,741	40,974	41,677
Mortgage notes receivable, net	18,757	19,855	20,072	20,294	20,510
Gross below market leases	(265,036)	(270,176)	(272,441)	(272,467)	(274,121)
Gross Real Estate Investments - Excluded Properties	—	—	(10,655)	(10,655)	(10,655)
Gross Real Estate Investments	$15,385,925	$15,477,098	$15,509,117	$15,511,683	$15,336,016

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Q3 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations.
Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii)the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Interest expense - as reported	$(69,310)	$(70,320)	$(70,425)	$(70,694)	$(71,708)
Less Adjustments:
Amortization of deferred financing costs and other non-cash charges	(4,003)	(5,705)	(5,927)	(5,886)	(6,063)
Amortization of net premiums	1,138	634	626	681	1,478
Interest Expense, excluding non-cash amortization - Excluded Properties	—	(47)	(383)	(392)	(1,302)
Interest Expense, excluding non-cash amortization	$(66,445)	$(65,202)	$(64,741)	$(65,097)	$(65,821)
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
Net Debt is a non-GAAP measure used to show the Company's Adjusted Principal Outstanding, less all cash and cash equivalents, including those related to discontinued operations. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.

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Q3 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, acquisition-related expenses and litigation and other non-routine costs. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. Cash NOI omits the Cash NOI impact of Excluded Properties. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
The following table shows the calculation of NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Operating (loss) income	$(48,181)	$(15,954)	$74,564	$58,659	$73,515
Acquisition-related expenses	810	909	777	1,120	909
Litigation and other non-routine costs, net of insurance recoveries	138,595	107,087	21,740	11,167	9,507
General and administrative	15,186	16,287	15,240	18,274	13,221
Depreciation and amortization	157,181	164,235	166,152	175,259	172,383
Impairment of real estate	18,382	11,664	6,036	19,691	6,363
NOI	281,973	284,228	284,509	284,170	275,898
Straight-line rent, net of bad debt expense related to straight-line rent	(8,720)	(11,402)	(11,260)	(11,281)	(9,955)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,058	688	1,487	1,148	1,210
Net direct financing lease adjustments	483	503	539	517	491
Cash NOI - Excluded Properties	—	22	40	172	1,323
Cash NOI	$274,794	$274,039	$275,315	$274,726	$268,967
Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Operating Properties refers to all properties owned by the Company except Excluded Properties as of the reporting date.
Principal Outstanding and Adjusted Principal Outstanding are non-GAAP measures that represent the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Adjusted Principal Outstanding omits the outstanding principal balance of mortgage notes secured by Excluded Properties. We believe that the presentation of Principal Outstanding and Adjusted Principal Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Principal Outstanding and Adjusted Principal Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.

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Q3 2018 SUPPLEMENTAL INFORMATION

Definitions (cont.)

The following table shows a reconciliation of Principal Outstanding and Adjusted Principal Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Mortgage notes payable and other debt, net	$1,936,586	$2,031,171	$2,078,593	$2,082,692	$2,115,633
Corporate bonds, net	2,825,541	2,824,176	2,822,830	2,821,494	2,820,164
Convertible debt, net	393,961	989,901	987,071	984,258	981,490
Credit facility	793,000	195,000	120,000	185,000	—
Total debt - as reported	5,949,088	6,040,248	6,008,494	6,073,444	5,917,287
Adjustments:
Deferred financing costs, net	39,085	41,672	44,969	48,232	51,687
Net premiums	(13,066)	(14,327)	(15,008)	(15,638)	(16,335)
Principal Outstanding	5,975,107	6,067,593	6,038,455	6,106,038	5,952,639
Principal Outstanding - Excluded Properties	—	—	(16,200)	(16,200)	(16,200)
Adjusted Principal Outstanding	$5,975,107	$6,067,593	$6,022,255	$6,089,838	$5,936,439

Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Rentable Square Feet is leasable square feet of Operating Properties.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage.
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties.

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